Exhibit 99.1

INDEX TO FINANCIAL STATEMENTS

Document Title	Page Number

The Report of Independent Registered Public Accounting Firm	Page 2

The audited balance sheet of LiveWire MC2, LLC as of December 31, 2010 and 2009 and the related statements of operations, of stockholders' equity and of cash flows for the years then ended, and notes to financial statements
Pages 3-13

The unaudited balance sheet of LiveWire MC2, LLC as of the periods ending March 31, 2011 and 2010 and the related  statements  of operations, of stockholders' equity and of cash flows for the periods then ended, and notes to financial statements
Pages 14-22

The unaudited balance sheet of LiveWire MC2, LLC as of the periods  ending June 30, 2011 and 2010 and the related  statements of operations, of stockholders' equity and of cash flows for the periods then ended, and notes to financial statements
Pages 23-31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To: The Board of Directors and Shareholders
LiveWire MC2, LLC
Anaheim, California

I have audited the accompanying balance sheet of LiveWire MC2, LLC (the “Company”) as of December 31, 2010 and 2009 and the related statements of operations for the three months and years then ended, of members’ capital (deficit) and of cash flows for the years ended December 31, 2010 and 2009 These financial statements are the responsibility of the Company’s management.  My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  I believe that my audit provides a reasonable basis for my opinion.

In my opinion, based on my audit, the financial statements referred to above present fairly, in all material respects, the financial position of LiveWire MC2, LLC as of December 31, 2010 and 2009 and the results of its operations and its cash flows for the years then ended, and its operations for the three months ended December 31, 2010 and 2009 in conformity with United States generally accepted accounting principles.

The Company’s financial statements are prepared using accounting principles generally accepted in the United States of America applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business.  The Company as at December 31, 2010 had not established an ongoing source of revenues sufficient to cover its operating costs and to allow it to continue as a going concern.  These factors raise substantial doubt concerning the Company’s ability to continue as a going concern.  Its ability to continue as a going concern is dependent on the successful stimulation of sales in order to fund operating losses and become profitable.  If the Company is unable to make it profitable, the Company could be forced to cease development of operations.  Management cannot provide any assurances that the Company will be successful in its operation.  The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

The Company has determined that it is not required to have, nor was I engaged to perform, an audit of the effectiveness of its documented internal controls over financial reporting.

/s/
John Kinross-Kennedy
Certified Public Accountant
Irvine, California
June 9, 2011

LiveWire MC2, LLC
Balance Sheet

Assets	December 31,
	2010	2009
Current Assets
Cash and Cash Equivalents	$1,813	$695
Accounts Receivable	8,101	8,212
Inventory	4,000	4,000

Total Current Assets	13,914	12,907

Fixed Assets
Automobiles	15,377	-
Accumulated Depreciation	1,538	-

Total Fixed Assets	13,839	-

Total Assets	$27,753	$12,907

Liabilities and Members' Capital

Liabilities
Curent Liabilities
Accounts Payable	$20,753	$43,195
Officers Loans	7,410	36,960

Total Liabilities	28,163	80,155

Members' Capital (Deficit)
Members' Contributions	113,000	5,000
Accumularted Deficit	(113,410)	(72,248)

Members' Capital (Deficit)	(410)	(67,248)

Total Liabilities and Members' Capital (Deficit)	$27,753	$12,907

See notes to financial statements.

LiveWire MC2, LLC
Statement of Operations

	For the three months ended		For the year ended
	December 31,		December 31,
	2010	2009	2010	2009

Sales	$11,278	$25,508	$147,564	$160,840
Cost of goods sold	807	30,251	91,439	140,372

Gross Profit	10,471	(4,743)	56,125	20,468

Selling Costs	12,552	2,474	31,858	18,520
General and Administrative Costs	12,086	20,071	54,487	51,070

Total Expenses	24,638	22,545	86,345	69,590

Net Income before other income and expenses	(14,167)	(27,288)	(30,220)	(49,122)

Other Income & Expenses
Interest Expense	$(10,157)	$(300)	$(10,942)	$(992)

Net Income	(24,324)	(27,588)	(41,162)	(50,114)

See Notes to financial statements

LiveWire MC2, LLC
Statement of Changes in Stockholders' Equity

	Members'	Accumulated	Members'
	Contributions	Deficit	Equity

Balances at January 1, 2009	$5,000	$(22,134)	$(17,134)
Net loss, year ended December 31, 2009		(50,114)	(50,114)

Balances at December 31, 2009	$5,000	$(72,248)	$(67,248)
Members' contributions in 2010	108,000		108,000
Net loss, year ended December 31, 2010		(41,162)	(41,162)

Balances at December 31, 2010	$113,000	$(113,410)	$(410)

See notes to financial statements.

Live Wire MC2, LLC
Statement of Cash Flows

	Years ended December 31,
	2010	2009

Cash Flows From Operating Activities:
Net Income (Loss)	$(41,162)	$(50,114)
Adjustments to reconcile net loss to net cash
used by operating activities:
Depreciation	1,538	-
Change in operating assets and liabilities:
Accounts Receivable	111	(5,328)
Accounts Payable	(22,442)	24,641
Net Cash (Used by) Operating Activities	(61,955)	(30,801)

Cash Flows From Investing Activities
Fixed Assets	(15,377)	-

Cash Flows From Financing Activities
Members' Contributions	108,000	-
Proceeds of loan from officers	(29,550)	29,110
Net Cash provided by Financing Activities	78,450	29,110

Net Increase in Cash	1,118	(1,691)

Cash at Beginning of Period	695	2,386

Cash at End of Period	$1,813	$695

Cash Paid For: Interest	$10,942	$992
Income Taxes	$-	$-

See notes to financial statements.

LiveWire MC2, LLC.
A California Limited Liability Company

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2010 & December 31, 2009
(Stated in U.S. dollars)

NOTE 1 - BUSINESS AND CONTINUED OPERATIONS

LiveWire MC2, LLC, the Company or LVWR, was organized under the laws of the State of California on January 7, 2008. The Company was formed for the purpose of developing and marketing consumable energy supplements. The Company adopted December 31, as the fiscal year end.

Current Business of the Company

LiveWire MC2, LLC developed an energy supplement with associated retail packaging and commenced initial market penetration of their product, primarily in the mid-west and east.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

These financial statements have been prepared using the basis of accounting generally accepted in the United States of America. Under this basis of accounting, revenues are recorded as earned and expenses are recorded at the time liabilities are incurred.

Cash and equivalents

Cash and equivalents include investments with initial maturities of three months or less.

Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period.  Actual results could differ from those estimates.

Fair Value of Financial Instruments

The Financial Accounting Standards Board issued   ASC (Accounting Standards Codification) 820-10 (SFAS No. 157), “Fair Value Measurements and Disclosures" for financial assets and liabilities. ASC 820-10 provides a framework for measuring fair value and requires expanded disclosures regarding fair value measurements.  FASB ASC 820-10 defines fair value as the price that would be received for an asset or the exit price that would be paid to transfer a liability in the principal or most advantageous market in an orderly transaction between market participants on the measurement date.  FASB ASC 820-10 also establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs, where available. The following summarizes the three levels of inputs required by the standard that the Company uses to measure fair value:

Level 1:  Quoted prices in active markets for identical assets or liabilities.

Level 2:  Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the related assets or liabilities.

Level 3:  Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

The carrying amounts of the Company’s financial instruments as of December 31, 2009 & December 31, 2010, reflect:

Cash:  Level One measurement based on bank reporting.

Accounts receivable

Accounts receivable are presented net of an allowance for doubtful accounts. The Company maintains allowances for doubtful accounts for estimated losses. The Company reviews the accounts receivable on a periodic basis and makes general and specific allowances when there is doubt as to the collectability of individual balances. In evaluating the collectability of individual receivable balances, the Company considers many factors, including the age of the balance, a customer’s historical payment history, its current credit-worthiness and current economic trends. Accounts are written off after exhaustive efforts at collection. At December 31, 2010 and 2009, the Company has established, based on a review of its outstanding balances, an allowance for doubtful accounts in the amount of $ 8,100 and $ 0, respectively.

Inventory
	December
	2010	2009

Finished Goods	$4,000	$4,000

Inventories are stated at the lower of cost or market value.  Inventories consist primarily of finished goods, i.e., packaged consumable energy supplements,  manufactured under contract. Cost includes only the wholesale cost.  Market value represents net realizable value. A periodic inventory system is maintained by 100% count.    Inventory is replaced periodically to maintain the optimum stock on hand available for immediate shipment.  The inventory was thus kept at the same level year to year.

Property and Equipment
	December
	2010	2009

Equipment (Auto)	$15,377	$0
Accumulated depreciation	(1,538)	0
	$13,839	$0

Depreciation	$1,538	$0

Equipment is stated at cost less accumulated depreciation and depreciated using straight line methods over the estimated useful lives of the related assets ranging from 7 to 10 years.  Maintenance and repairs are expensed currently. The cost of normal maintenance and repairs is charged to operations as incurred.  Major overhaul that extends the useful life of existing assets is capitalized.  When equipment is retired or disposed, the costs and related accumulated depreciation are eliminated and the resulting profit or loss is recognized in income.
The Company purchased an automobile in June 2010 for $13,839.  It was painted in the livery of the Company.

Long-lived assets

The Company accounts for long-lived assets under the FASB (Financial Accounting Standards Board) ASC (Accounting Standard Codification) 340-10 Other Assets and Deferred Costs,  (SFAS 142 and 144: “Accounting for Goodwill and Other Intangible Assets” and “Accounting for Impairment or Disposal of Long-Lived Assets”) . In accordance with ASC 340-10, long-lived assets, goodwill and certain identifiable intangible assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset will not be recoverable. For purposes of evaluating the recoverability of long-lived assets, goodwill and intangible assets, the recoverability test is performed using undiscounted net cash flows related to the long-lived assets.

Income Taxes

The Company is a limited liability company.  Tax returns are filed as a partnership, which is a ‘pass through entity’ for tax purposes.  Taxable income flows through to members, and income taxes are not imposed at the company level, except in special circumstances.  The Company does not accumulate net operating losses or deferred tax assets/liabilities.

The State of California imposes a minimal franchise tax on gross income.

Presentation of Selling Costs, General and Administrative Costs

Selling Costs and General and Administrative Costs have been recast to eliminate spurious detail and to reallocate expenses. There was no effect on net income or net equity:

Going Concern

The Company’s financial statements are prepared using accounting principles generally accepted in the United States of America applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business.  The Company had a net loss of ($41,162) in 2010, ($50,114 in 2009).  The Company had a positive cash flow of $1,118 in 2010, the result of members’ contributions, and a negative cash flow of 1,691 in 2009.   The Company has not yet established an ongoing source of revenues sufficient to cover its operating costs and to allow it to continue as a going concern.  The ability of the Company to continue as a going concern is dependent on the Company obtaining adequate capital to fund operating losses until it becomes profitable.  If the Company is unable to obtain adequate capital, it could be forced to cease development of operations.

In order to continue as a going concern, develop a reliable source of revenues, and achieve a profitable level of operations the Company will need, among other things, additional capital resources.  Management’s plans to continue as a going concern include raising additional capital through increased sales of product and by sale of members’ interests.  However, management cannot provide any assurances that the Company will be successful in accomplishing any of its plans. The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish the plans described in the preceding paragraph and eventually secure other sources of financing and attain profitable operations.  The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

Recent Accounting Pronouncements

In January 2010, the FASB issued ASU No. 2010-01, amending SFAS No. 168, “The FASB Accounting Standards Codification™ and the Hierarchy of Generally Accepted Accounting Principles.” This Standard codified in ASC 105 is being modified to include the authoritative and non-authoritative levels of GAAP. This amendment is effective for financial statements issued for interim and annual periods ending after September 15, 2009. ASU No. 2010-01 has no effect on the Company’s financial position, statements of operations, or cash flows at this time.

In January 2010, the FASB issued ASU No. 2010-08, “Technical Corrections to various Topics.” This Standard is being updated to eliminate outdated or inconsistent GAAP standards and to clarify the Boards original intent mainly with regards to derivatives and hedging. This is effective for the first reporting period (including interim periods) beginning after issuance. ASU No. 2010-08 has no effect on the Company’s financial position, statements of operations, or cash flows at this time.

 In January 2010, the FASB issued ASU No. 2010-06, “Improving Disclosures about Fair Value Measurements” related to ASC Topic 820-10.  This update requires new disclosures to; transfers in or out of Levels 1 and 2, activity in Level 3fair value measurements, Level of disaggregation, and disclosures about inputs and valuation techniques. This amendment will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. ASU No. 2010-06 has no impact on the Company’s results of operations, financial condition or cash flows.

In January, 2010, the FASB issued ASU 2010-06, Improving Disclosures about Fair Value Measurements. The standard amends ASC Topic 820, Fair Value Measurements and Disclosures to require additional disclosures related to transfers between levels in the hierarchy of fair value measurement. The standard does not change how fair values are measured. The standard is effective for interim and annual reporting periods beginning after December 15, 2009. As a result, it is effective for the Company in the first quarter of fiscal year 2010. The Company does not believe that the adoption of ASU 2010-06 will have a material impact on its financial statements.

In February 2010, the FASB issued ASU No. 2010-09, “Subsequent Events (ASC Topic 855), Amendments to Certain Recognition and Disclosure Requirements.” This Standard update requires a SEC Filer to (1) evaluate subsequent events through the date that the financial statements are issued or available to be issued, (2) defines “SEC Filer” as an entity that is required to file or furnish its financial statements with either the SEC or, with respect to an entity subject to Section 12(i) of the Securities Exchange Act of 1934, as amended, the appropriate agency under that Section, (3) not be bound to disclosing the date through which subsequent events have been evaluated, (4) note the definition of public entity is not longer defined nor necessary for Topic 855, (5) note the scope of the reissuance disclosure requirements is refined to include revised financial statements only. These Updates are effective for interim or annual periods ending after June 15, 2010. ASU No. 2010-09 has no effect on the Company’s financial position, statement of operations, or cash flows at this time.

In March 2010, the FASB issued ASU No. 2010-11, "Derivatives and Hedging (Topic 815): Scope Exception Related to Embedded Credit Derivatives" (codified within ASC 815 - Derivatives and Hedging).  ASU 2010-11 improves disclosures originally required under SFAS No. 161.  ASU 2010-11 is effective for interim and annual periods beginning after June 15, 2010.  The adoption of this statement had no effect on the Company’s reported financial position or results of operations.

In April 2010, the FASB issued ASU No. 2010-17, "Revenue Recognition - Milestone Method (Topic 605): Milestone Method of Revenue Recognition" (codified within ASC 605 - Revenue Recognition).  ASU 2010-17 provides guidance on defining a milestone and determining when it may be appropriate to apply the milestone method of revenue recognition for research or development transactions.  ASU 2010-17 is effective for interim and annual periods beginning after June 15, 2010.  The adoption of this statement had no effect on the Company’s reported financial position or results of operations.

In May 2010, the FASB (Financial Accounting Standards Board) issued Accounting Standards Update 2010-19 (ASU 2010-19), Foreign Currency (Topic 830): Foreign Currency Issues: Multiple Foreign Currency Exchange Rates.  The amendments in this Update are effective as of the announcement date of March 18, 2010.  The Company does not expect the provisions of ASU 2010-19 to have any effect on the Company’s reported financial position or results of operations.

A variety of proposed or otherwise potential accounting standards are currently under study by standard setting organizations and various regulatory agencies.  Due to the tentative and preliminary nature of those proposed standards, the Company’s management has not determined whether implementation of such standards would be material to its financial statements.

NOTE 4 – OFFICERS’ LOANS

2010	2009

$7,410	$36,960

Officers’ loans carry no interest, have no terms of repayment or maturity date, and are payable on demand.

NOTE 5 - COMMITMENTS AND CONTINGENCIES

There were no commitments or contingencies in the years ended December 31, 2010 and 2009.

NOTE 6 – MEMBERS’ CAPITAL.

At incorporation January 7, 2008 the President, Brad Nichols and the Chief Executive Officer, Bill Hodgson, each contributed $2,500.

On June 21, 2010 a member contributed $50,000.

On July  15, 2010 a member contributed $1,000.

On October 10, 2010 a member contributed $50,000

On December 17, 2010 a member contributed $7,000.

As of December 31, 2010, the members had contributed a total of $113,000.

NOTE 7 – LITIGATION

There were no legal proceedings against the Company with respect to matters arising in the ordinary course of business. Neither the Company nor any of its officers or directors is involved in any other litigation either as plaintiffs or defendants, and have no knowledge of any threatened or pending litigation against them or any of the officers or directors.

NOTE 8 – SUBSEQUENT EVENTS

Events subsequent to December 31, 2010 have been evaluated through June 24, 2011, following the date these statements were available to be issued, to determine whether they should be disclosed to keep the financial statements from being misleading.

On June 24, 2011 the Company, (“LVWR”), together with its members, entered into a purchase agreement for a share exchange with SF Blu Vu, Inc., “SF Blu”, a public Nevada shell corporation,  Under the terms of the purchase agreement, SF Blu issued 30,000,000 of their common shares for 100% of the members’ interest in LVWR. Subsequent to the purchase, the members of LVWR will have 60% of common shares of SF Blu, effectively obtaining operational and management control of SF Blu.  For accounting purposes, the purchase agreement has been accounted for as a reverse acquisition under the purchase method of business combinations, and accordingly the transaction has been treated as a recapitalization of LVWR, the accounting acquirer in this transaction, with SF Blu (the shell) as the legal acquirer.

Management found no other subsequent events to be disclosed.

LiveWire MC2, LLC
Balance Sheet

	March 31	December 31,
Assets	2011	2010
	(Unaudited)
Current Assets
Cash and Cash Equivalents	$12,759	$1,813
Accounts Receivable	4,090	8,101
Inventory	4,000	4,000

Total Current Assets	20,849	13,914

Fixed Assets
Automobiles	15,377	15,377
Accumulated Depreciation	2,307	1,538

Total Fixed Assets	13,070	13,839.00

Total Assets	$33,919	$27,753

Liabilities and Members' Capital

Liabilities
Curent Liabilities
Accounts Payable	$521,624	$20,753
Officers' Loans	7,410	7,410

Total Liabilities	529,034	28,163

Members' Capital (Deficit)
Members' Contributions	128,000	113,000
Accumulated Deficit	(623,115)	(113,410)

Members' Capital (Deficit)	(495,115)	(410)

Total Liabilities and Members' Capital (Deficit)	$33,919	$27,753

See notes to financial statements

LiveWire MC2, LLC
Statement of Operations

Unaudited

	For the three months ended
	March 31,
	2011	2010

Income
Sales	$22,562	$55,617
Cost of goods sold	22,899	9,381

Gross Profit	(337)	46,236

Selling Costs	449,324	3,545
General and Administrative Costs	59,792	7,346

Total Expenses	509,116	10,891

Net Income before other income and expenses	(509,453)	35,345

Other Income & Expenses
Interest Expense	(252)	(164)

Net Income	$(509,705)	$35,181

See notes to financial statements

LiveWire MC2, LLC
Statement of Changes in Stockholders' Equity

	Members'	Accumulated	Members'
	Contributions	Deficit	Equity

Balances at January 1, 2009	$5,000	$(22,134)	$(17,134)
Net loss, year ended December 31, 2009		(50,114)	(50,114)

Balances at December 31, 2009	$5,000	$(72,248)	$(67,248)
Members' contributions in 2010	108,000		108,000
Net loss, year ended December 31, 2010		(41,162)	(41,162)

Balances at December 31, 2010	113,000	(113,410)	(410)
Members' contributions in March 31, 2011 (unaudited)	15,000		15,000
Net loss, three months ended March 31, 2011 (unaudited)		(509,705)	(509,705)

Balances at March 31, 2011 (unaudited)	$128,000	$(623,115)	$(495,115)

See notes to financial statements

Live Wire MC2, LLC
Statement of Cash Flows
For the Three Months Ended March 31, 2011 and 2010
(Unaudited)

	For the three months ended
	March 31,
	2011	2010

Cash Flows From Operating Activities:
Net Income (Loss)	(509,705)	$35,182
Adjustments to reconcile net loss to net cash
used by operating activities:
Depreciation	769	-
Change in operating assets and liabilities:
Accounts Receivable	4,010	3,356
Accounts Payable	500,872	(18,140)
Credit Cards	-	7,834
Net Cash (Used by) Operating Activities	(4,054)	28,232

Cash Flows From Financing Activities
Members' Contributions	15,000	-

Net Increase in Cash	10,946	28,232

Cash at Beginning of Period	1,813	695

Cash at End of Period	12,759	28,927

Cash Paid For:
Interest	$-	$-
Income Taxes	$-	$-

See notes to financial statements

LiveWire MC2, LLC.
A California Limited Liability Company

NOTES TO THE FINANCIAL STATEMENTS

March 31, 2011
(Stated in U.S. dollars)

NOTE 1 – BASIS OF PRESENTATION AND NATURE OF OPERATIONS

These unaudited financial statements as of and for the three months ended March 31, 2011 reflect all adjustments which, in the opinion of management, are necessary to present fairly the financial position, results of operations and cash flows for the period presented in accordance with the accounting principles generally accepted in the United States of America. All adjustments are of a normal recurring nature.

These interim financial statements should be read in conjunction with the Company’s financial statements and notes thereto included in the Company’s fiscal year end December 31, 2010 report. The Company assumes that the users of the interim financial information herein have read, or have access to, the audited financial statements for the preceding period, and that the adequacy of additional disclosure needed for a fair presentation may be determined in that context. The results of operations for the three month period ended March 31, 2011 are not necessarily indicative of results for the entire year ending December 31, 2011.

LiveWire MC2, LLC was organized under the laws of the State of California on January 7, 2008 as a limited liability corporation. The Company was formed for the purpose of developing and marketing consumable energy supplements.

Current Business of the Company

LiveWire MC2, LLC developed an energy supplement and associated retail packaging and commenced initial market penetration of their product.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

These financial statements have been prepared using the basis of accounting generally accepted in the United States of America. Under this basis of accounting, revenues are recorded as earned and expenses are recorded at the time liabilities are incurred. The Company has adopted December 31 as the fiscal year-end.

Cash and equivalents

Cash and equivalents include investments with initial maturities of three months or less.

Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period.  Actual results could differ from those estimates.

Fair Value of Financial Instruments

The Financial Accounting Standards Board issued   ASC (Accounting Standards Codification) 820-10 (SFAS No. 157), “Fair Value Measurements and Disclosures" for financial assets and liabilities. ASC 820-10 provides a framework for measuring fair value and requires expanded disclosures regarding fair value measurements.  FASB ASC 820-10 defines fair value as the price that would be received for an asset or the exit price that would be paid to transfer a liability in the principal or most advantageous market in an orderly transaction between market participants on the measurement date.  FASB ASC 820-10 also establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs, where available. The following summarizes the three levels of inputs required by the standard that the Company uses to measure fair value:

Level 1:  Quoted prices in active markets for identical assets or liabilities.

Level 2:  Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the related assets or liabilities.

Level 3:  Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

The carrying amounts of the Company’s financial instruments as of March 31, 2011 and 2010 reflect:

Cash:  Level One measurement based on bank reporting.

Accounts receivable

Accounts receivable are presented net of an allowance for doubtful accounts. The Company maintains allowances for doubtful accounts for estimated losses. The Company reviews the accounts receivable on a periodic basis and makes general and specific allowances when there is doubt as to the collectability of individual balances. In evaluating the collectability of individual receivable balances, the Company considers many factors, including the age of the balance, a customer’s historical payment history, its current credit-worthiness and current economic trends. Accounts are written off after exhaustive efforts at collection. At March 31, 2011 and 2010, the Company has established, based on a review of its outstanding balances, an allowance for doubtful accounts in the amount of $ 8,100 and $ 0, respectively.

Inventory
	March 31,
	2011	2010

Finished Goods	$4,000	$4,000

Inventories are stated at the lower of cost or market value.  Inventories consist primarily of finished goods, i.e., packaged consumable energy supplements, manufactured under contract. Cost includes only the wholesale cost.  Market value represents net realizable value. A periodic inventory system is maintained by 100% count.    Inventory is replaced periodically to maintain the optimum stock on hand available for immediate shipment.  The inventory was thus kept at the same level year to year.

Property and Equipment
	March 31,
	2011	2010

Equipment (Auto)	$15,377	$0
Accumulated depreciation	(1,538)	0
	$13,839	$0

Depreciation	$769	$0

Equipment is stated at cost less accumulated depreciation and depreciated using straight line methods over the estimated useful lives of the related assets ranging from 7 to 10 years.  Maintenance and repairs are expensed currently. The cost of normal maintenance and repairs is charged to operations as incurred.  Major overhaul that extends the useful life of existing assets is capitalized.  When equipment is retired or disposed, the costs and related accumulated depreciation are eliminated and the resulting profit or loss is recognized in income.
The Company purchased an automobile in June 2010 for $13,839.  It was painted in the livery of the Company.

Long-lived assets

The Company accounts for long-lived assets under the FASB (Financial Accounting Standards Board) ASC (Accounting Standard Codification) 340-10 Other Assets and Deferred Costs,  (SFAS 142 and 144: “Accounting for Goodwill and Other Intangible Assets” and “Accounting for Impairment or Disposal of Long-Lived Assets”) . In accordance with ASC 340-10, long-lived assets, goodwill and certain identifiable intangible assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset will not be recoverable. For purposes of evaluating the recoverability of long-lived assets, goodwill and intangible assets, the recoverability test is performed using undiscounted net cash flows related to the long-lived assets.

Income Taxes

The Company is a limited liability company.  Tax returns are filed as a partnership, which is a ‘pass through entity’ for tax purposes.  Taxable income flows through to members, and income taxes are not imposed at the company level, except in special circumstances.  The Company does not accumulate net operating losses or deferred tax assets/liabilities.

The State of California imposes a minimal franchise tax on gross income.

Recognition of Revenue

Sales are recorded at the time title of goods sold passes to customers, which, based on shipping terms, generally occurs when the product is shipped to the customer. Based on prior experience, the Company reasonably estimates its sales returns and warranty reserves. Sales are presented net of discounts and allowances. Discounts and allowances are determined when a sale is negotiated. The Company does not grant price adjustments after a sale is complete.  The Company warrants its products sold on the internet with a right of exchange by means of an approved Return Merchandise Authorization  (RMA).  Returns of unused merchandise are similarly authorized. Warranty and return policy for product sold through retail distribution channels is negotiated with each customer.

Advertising

Advertising is expensed as incurred and is included in selling costs on the accompanying statements of operation. Advertising expense for the three months ended March 31, 2011 and 2010 was $2,062 and $552 respectively.

Presentation of Selling Costs, General and Administrative Costs

Selling Costs and General and Administrative Costs have been recast to eliminate spurious detail and to reallocate expenses. There was no effect on net income or net equity:

Going Concern

The Company’s financial statements are prepared using accounting principles generally accepted in the United States of America applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business.  The Company had a net loss of ($ 509,705) in the three months ended March 31, 2011, and ($623,115) since inception, January 7, 2008.  The Company has not yet established an ongoing source of revenues sufficient to cover its operating costs and to allow it to continue as a going concern.  The ability of the Company to continue as a going concern is dependent on the Company obtaining adequate capital to fund operating losses until it becomes profitable.  If the Company is unable to obtain adequate capital, it could be forced to cease development of operations.

In order to continue as a going concern, develop a reliable source of revenues, and achieve a profitable level of operations the Company will need, among other things, additional capital resources.  Management’s plans to continue as a going concern include raising additional capital through increased sales of product and by sale of members’ interests.  However, management cannot provide any assurances that the Company will be successful in accomplishing any of its plans. The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish the plans described in the preceding paragraph and eventually secure other sources of financing and attain profitable operations.  The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

Recent Accounting Pronouncements

On December 1, 2010 the Company adopted guidance issued by the FASB ASU 2010-15 on the consolidation of variable entities.  The new guidance requires revised valuations of whether entities represent variable interest entities, ongoing assessments of control over such entities and additional disclosures for variable interests.  Adoption of the new guidance did not have a material impact on our financial statements.

A variety of proposed or otherwise potential accounting standards are currently under study by standard setting organizations and various regulatory agencies.  Due to the tentative and preliminary nature of those proposed standards, the Company’s management has not determined whether implementation of such standards would be material to its financial statements.

NOTE 3 – OFFICERS’ LOANS

March 31,
2011	2010

$7,410	$36,960

Officers’ loans carry no interest, have no terms of repayment or maturity date, and are payable on demand.

NOTE 4 - COMMITMENTS AND CONTINGENCIES

There were no commitments or contingencies in the three months ended March 31, 2011.

NOTE 5 – MEMBERS’ CAPITAL.

During the quarter ended March 31, 2011, on March 31, 2011, a member contributed $15,000.

As at March 31, 2011, the members had contributed a total of $128,000.

NOTE 6 – SUBSEQUENT EVENTS

On June 24, 2011 the Company, (“LVWR”), together with its members, entered into a purchase agreement for a share exchange with SF Blu Vu, Inc., “SF Blu”, a public Nevada shell corporation,  Under the terms of the purchase agreement, SF Blu issued 30,000,000 of their common shares for 100% of the members’ interest in LVWR. Subsequent to the purchase, the members of LVWR will have 60% of common shares of SF Blu, effectively obtaining operational and management control of SF Blu.  For accounting purposes, the purchase agreement has been accounted for as a reverse acquisition under the purchase methodof business combinations, and accordingly the transaction has been treated as a recapitalization of LVWR, the accounting acquirer in this transaction, with SF Blu (the shell) as the legal acquirer.

LiveWire MC2, LLC
Balance Sheet

	June 30,	December 31,
Assets	2011	2010
	(Unaudited)
Current Assets
Cash and Cash Equivalents	$3,183	$1,813
Accounts Receivable	120,023	8,101
Inventory	54,341	4,000

Total Current Assets	177,547	13,914

Fixed Assets
Automobiles	15,377	15,377
Accumulated Depreciation	3,076	1,538

Total Fixed Assets	12,301	13,839.00

Total Assets	$189,848	$27,753

Liabilities and Members' Capital

Liabilities
Current Liabilities
Accounts Payable	$521,738	$20,753
Officers' Loans	55,000	7,410

Total Liabilities	576,738	28,163

Members' Capital (Deficit)
Members' Contributions	128,000	113,000
Accumulated Deficit	(514,890)	(113,410)

Members' Capital (Deficit)	(386,890)	(410)

Total Liabilities and Members' Capital (Deficit)	$189,848	$27,753

See Notes to unaudited financial statements.

LiveWire MC2, LLC
Statement of Operations

Unaudited

	For the three months ended		For the six months ended
	June 30,		June 30,
	2011	2010	2011	2010

Income
Sales	$347,118	$76,626	$369,680	$132,243
Cost of goods sold	169,602	76,706	192,501	86,087

Gross Profit	177,516	(80)	177,179	46,156

Selling Costs	5,689	4,786	454,586	7,710
General and Administrative Costs	64,264	22,396	123,158	31,036

Total Expenses	69,953	27,182	577,744	38,746

Net Income before other income and expenses	107,563	(27,262)	(400,565)	7,410

Other Income & Expenses
Interest Expense	$663	$358	$(915)	$(522)

Net Income	108,226	(26,904)	(401,480)	8,277

See Notes to unaudited financial statements.

LiveWire MC2, LLC
Statement of Changes in Stockholders' Equity
For the period from January 1, 2009, to June 30, 2011

	Members'	Accumulated	Members'
	Contributions	Deficit	Equity

Balances at January 1, 2009	$5,000	$(22,134)	$(17,134)
Net loss, year ended December 31, 2009		(50,114)	(50,114)

Balances at December 31, 2009	$5,000	$(72,248)	$(67,248)
Members' contributions in 2010	108,000		108,000
Net loss, year ended December 31, 2010		(41,162)	(41,162)

Balances at December 31, 2010	113,000	(113,410)	(410)
Members' contributions in March 31, 2011 (inaudited)	15,000		15,000
Net Income (loss), for the six months (unaudited)		(401,480)	(401,480)

Balances at June 30, 2011 (unaudited)	$128,000	$(514,890)	$(386,890)

See Notes to unaudited financial statements.

Live Wire MC2, LLC
Statement of Cash Flows
(Unaudited)

	For the six months ended,
	June 30,
	2011	2010

Cash Flows From Operating Activities:
Net Income (Loss)	(401,479)	$8,277
Adjustments to reconcile net loss to net cash
used by operating activities:
Depreciation	1,538	-
Change in operating assets and liabilities:
Accounts Receivable	(111,923)	7,353
Inventory	(50,341)	-
Accounts Payable	500,985	(5,391)
Net Cash (Used by) Operating Activities	(61,220)	10,239

Cash Flows From Investing Activities
Purchase of equipment	-	(7,116)
Net Cash (used by) Investing Activities	-	(7,116)

Cash Flows From Financing Activities
Members' Contributions	15,000	50,000
Proceeds (repayment) of loan from officers	47,590	(10,550)
Net Cash provided by Financing Activities	62,590	39,450

Net Increase in Cash	1,370	42,573

Cash at Beginning of Period	1,813	695

Cash at End of Period	3,183	43,268

Cash Paid For:
Interest	$915	$522
Income Taxes	$-	$-

See Notes to unaudited financial statements.

LiveWire MC2, LLC.
A California Limited Liability Company

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2011
(Stated in U.S. dollars)

NOTE 1 – BASIS OF PRESENTATION AND NATURE OF OPERATIONS

Presentation

On June 30, 2011 the Company, (“LVWR”), together with its members, entered into a purchase agreement for a share exchange with SF Blu Vu, Inc., “SF Blu”, a public Nevada shell corporation,  Under the terms of the purchase agreement, SF Blu issued 30,000,000 of their common shares for 100% of the members’ interest in LVWR. Subsequent to the purchase, the members of LVWR will have 60% of common shares of SF Blu, effectively obtaining operational and management control of SF Blu.  For accounting purposes, the purchase agreement has been accounted for as a reverse acquisition under the purchase method of business combinations, and accordingly the transaction has been treated as a recapitalization of LVWR, the accounting acquirer in this transaction, with SF Blu (the shell) as the legal acquirer.  The agreement was later closed on September 2, 2011.

LiveWire MC2, LLC was organized under the laws of the State of California on January 7, 2008 as a Limited Liability Corporation. The Company was formed for the purpose of developing and marketing consumable energy supplements. The Company adopted December 31 as the fiscal year end.

SF Blu Vu Inc. was formed in Nevada on October 9, 2007 under the name Semper Flowers, Inc. On May 15, 2009 the Company changed its name to SF Blu Vu, Inc. The Company subsequently changed its name to Livewire Ergonomics Inc.

Current Business of the Company

LiveWire MC2, LLC (“LVWR”) developed an energy supplement with associated retail packaging and commenced initial market penetration of their product, primarily in the mid-west and east.  The agreement of sale effected on June 24, 2011 transferred control of LVWR to SF Blu, making LVWR a subsidiary.  The plan is for LVWR to be wound up and operations conducted under SF Blu.  SF Blu subsequently assumed the name Live Wire Ergogenics Inc.  The effect is a reverse merger, wherein SF Blu Vu, (the shell), is the legal acquirer and will be the surviving company while Live Wire, (the operating company) is the accounting acquirer.  Operations of the entity will be reported as those of Live Wire.

Interim Financial Statements

These unaudited financial statements as of and for the six months ended June 30, 2011 reflect all adjustments which, in the opinion of management, are necessary to present fairly the financial position, results of operations and cash flows for the period presented in accordance with the accounting principles generally accepted in the United States of America. All adjustments are of a normal recurring nature.

These interim financial statements should be read in conjunction with the Company’s financial statements and notes thereto included in the Company’s fiscal year end December 31, 2010 report. The Company assumes that the users of the interim financial information herein have read, or have access to, the audited financial statements for the preceding period, and that the adequacy of additional disclosure needed for a fair presentation may be determined in that context. The results of operations for the six month period ended June 30, 2011 are not necessarily indicative of results for the entire year ending December 31, 2011.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

These financial statements have been prepared using the basis of accounting generally accepted in the United States of America. Under this basis of accounting, revenues are recorded as earned and expenses are recorded at the time liabilities are incurred.

Cash and equivalents

Cash and equivalents include investments with initial maturities of three months or less.

Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period.  Actual results could differ from those estimates.

Fair Value of Financial Instruments

The Financial Accounting Standards Board issued   ASC (Accounting Standards Codification) 820-10 (SFAS No. 157), “Fair Value Measurements and Disclosures" for financial assets and liabilities. ASC 820-10 provides a framework for measuring fair value and requires expanded disclosures regarding fair value measurements.  FASB ASC 820-10 defines fair value as the price that would be received for an asset or the exit price that would be paid to transfer a liability in the principal or most advantageous market in an orderly transaction between market participants on the measurement date.  FASB ASC 820-10 also establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs, where available. The following summarizes the three levels of inputs required by the standard that the Company uses to measure fair value:

Level 1:  Quoted prices in active markets for identical assets or liabilities.

Level 2:  Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the related assets or liabilities.

Level 3:  Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

The carrying amounts of the Company’s financial instruments as of June 30, 2011 and 2010 reflect:

Cash:  Level One measurement based on bank reporting.

Accounts receivable

Accounts receivable are presented net of an allowance for doubtful accounts. The Company maintains allowances for doubtful accounts for estimated losses. The Company reviews the accounts receivable on a periodic basis and makes general and specific allowances when there is doubt as to the collectability of individual balances. In evaluating the collectability of individual receivable balances, the Company considers many factors, including the age of the balance, a customer’s historical payment history, its current credit-worthiness and current economic trends. Accounts are written off after exhaustive efforts at collection. At June 30, 2011 and 2010, the Company has established, based on a review of its outstanding balances, an allowance for doubtful accounts in the amount of $ 8,100 and $ 0, respectively.

Inventory
	June 30,
	2011	2010

Finished Goods	$54,341	$4,000

Inventories are stated at the lower of cost or market value.  Inventories consist primarily of finished goods, i.e., packaged consumable energy supplements, manufactured under contract. Cost includes only the wholesale cost.  Market value represents net realizable value. A periodic inventory system is maintained by 100% count.    Inventory is replaced periodically to maintain the optimum stock on hand available for immediate shipment.  The inventory was thus kept at the same level year to year.

Property and Equipment
	June 30,
	2011	2010

Equipment (Auto)	$15,377	$7,116
Accumulated depreciation	(3,076)	0
	$12,301	$7,116

Depreciation	$1,538	$0

Equipment is stated at cost less accumulated depreciation and depreciated using straight line methods over the estimated useful lives of the related assets ranging from 7 to 10 years.  Maintenance and repairs are expensed currently. The cost of normal maintenance and repairs is charged to operations as incurred.  Major overhaul that extends the useful life of existing assets is capitalized.  When equipment is retired or disposed, the costs and related accumulated depreciation are eliminated and the resulting profit or loss is recognized in income.
The Company purchased an automobile in June 2010 for $13,839.  It was painted in the livery of the Company.

Long-lived assets

The Company accounts for long-lived assets under the FASB (Financial Accounting Standards Board) ASC (Accounting Standard Codification) 340-10 Other Assets and Deferred Costs,  (SFAS 142 and 144: “Accounting for Goodwill and Other Intangible Assets” and “Accounting for Impairment or Disposal of Long-Lived Assets”) . In accordance with ASC 340-10, long-lived assets, goodwill and certain identifiable intangible assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset will not be recoverable. For purposes of evaluating the recoverability of long-lived assets, goodwill and intangible assets, the recoverability test is performed using undiscounted net cash flows related to the long-lived assets.

Income Taxes

The Company is a limited liability company.  Tax returns are filed as a partnership, which is a ‘pass through entity’ for tax purposes.  Taxable income flows through to members, and income taxes are not imposed at the company level, except in special circumstances.  The Company does not accumulate net operating losses or deferred tax assets/liabilities.

The State of California imposes a minimal franchise tax on gross income.

Recognition of Revenue

Sales are recorded at the time title of goods sold passes to customers, which, based on shipping terms, generally occurs when the product is shipped to the customer. Based on prior experience, the Company reasonably estimates its sales returns and warranty reserves. Sales are presented net of discounts and allowances. Discounts and allowances are determined when a sale is negotiated. The Company does not grant price adjustments after a sale is complete.  The Company warrants its products sold on the internet with a right of exchange by means of an approved Return Merchandise Authorization  (RMA).  Returns of unused merchandise are similarly authorized. Warranty and return policy for product sold through retail distribution channels is negotiated with each customer.

Advertising

Advertising is expensed as incurred and is included in selling costs on the accompanying statements of operation. Advertising expense for the six months ended June 30, 2011 and 2010 was $4,054 and $1,389 respectively.

Presentation of Selling Costs, General and Administrative Costs

Selling Costs and General and Administrative Costs have been recast to eliminate spurious detail and to reallocate expenses. There was no effect on net income or net equity:

Going Concern

The Company’s financial statements are prepared using accounting principles generally accepted in the United States of America applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business.  The Company had a net loss of ($ 401,480) in the six months ended June 30, 2011, and ($514,890) since inception, January 7, 2008.  The Company has not yet established an ongoing source of revenues sufficient to cover its operating costs and to allow it to continue as a going concern.  The ability of the Company to continue as a going concern is dependent on the Company obtaining adequate capital to fund operating losses until it becomes profitable.  If the Company is unable to obtain adequate capital, it could be forced to cease development of operations.

In order to continue as a going concern, develop a reliable source of revenues, and achieve a profitable level of operations the Company will need, among other things, additional capital resources.  Management’s plans to continue as a going concern include raising additional capital through increased sales of product and by sale of members’ interests.  However, management cannot provide any assurances that the Company will be successful in accomplishing any of its plans. The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish the plans described in the preceding paragraph and eventually secure other sources of financing and attain profitable operations.  The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

Recent Accounting Pronouncements

On December 1, 2010 the Company adopted guidance issued by the FASB ASU 2010-15 on the consolidation of variable entities.  The new guidance requires revised valuations of whether entities represent variable interest entities, ongoing assessments of control over such entities and additional disclosures for variable interests.  Adoption of the new guidance did not have a material impact on our financial statements.

A variety of proposed or otherwise potential accounting standards are currently under study by standard setting organizations and various regulatory agencies.  Due to the tentative and preliminary nature of those proposed standards, the Company’s management has not determined whether implementation of such standards would be material to its financial statements.

NOTE 3 – OFFICERS’ LOANS

June 30,
2011	2010

$55,000	$26,410

Officers’ loans carry no interest, have no terms of repayment, and are payable on demand.

NOTE 4 – COMMITMENTS AND CONTINGENCIES

There were no commitments or contingencies in the six months ended June 30, 2011.

NOTE 5 – MEMBERS’ CAPITAL.

On March 31, 2011, a member contributed $15,000.
As at June 30, 2011, the members had contributed a total of $128,000.

NOTE 6 – SUBSEQUENT EVENTS

Events subsequent to June 30, 2011 have been evaluated through September 3, 2011, the date these statements were available to be issued, to determine whether they should be disclosed to keep the financial statements from being misleading.

The purchase agreement for a share exchange with SF Blu Vu, Inc. signed on June 30, 2011, was closed on September 2, 2011.  Under the terms of the purchase agreement, the share exchange took place, and members of the Company became owners of 60% of the common shares of SF Blu, effectively obtaining operational and management control of SF Blu.  For accounting purposes, the purchase agreement was accounted for as a reverse acquisition under the purchase method of business combinations, and accordingly the transaction was treated as a recapitalization of the Company,  the accounting acquirer in this transaction, with SF Blu (the shell) as the legal acquirer.

 Management found no other subsequent events to be disclosed.